October 19, 2005
VIA EDGAR TRANSMISSION
U.S. Securities and Exchange Commission
One Station Place
100 F Street, N.E.
Washington, D.C. 20549

Re:	Euroseas Ltd. Registration Statement on Form F-4
Ladies and Gentlemen:
     On behalf of Euroseas Ltd. (the “Company”), we enclose for filing a Registration Statement on Form F-4 that sets forth the Joint Information Statement/Prospectus describing the proposed merger (the “Merger”) of Cove Apparel, Inc., a Nevada corporation (“Cove”) with and into Euroseas Acquisition Company Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Acquisition Co.”). The Registration Statement relates to the registration of up to 1,079,167 Euroseas shares to be issued in the Merger to the holders of Cove’s common stock. These shares represent approximately 2.8% of the shares of the Company on a fully diluted basis.
     By way of background, the Company is a privately-held Marshall Islands corporation that was recently formed on May 5, 2005 to consolidate the ship-owing interests of the Pittas family which consisted of seven vessels. On June 29, 2005, the shareholders of the seven vessels transferred their shares in each of the vessels to the Company in exchange for shares in Friends Investment Company, Inc. (“Friends”), the 100% shareholder of the Company. Through its wholly-owned subsidiaries, the Company currently has a fleet of seven vessels, consisting of five drybulk carriers and two containerships. The operations of the vessels are managed by Eurobulk Ltd., an affiliated company, under management contracts with each ship-owning subsidiary. Pursuant to the Agreement and Plan of Merger dated as of August 25, 2005 among the Company, EuroSub, Cove and the principal stockholders of Cove (the “Merger Agreement”), Cove will merge into Acquisition Co., with Cove stockholders receiving 0.102969 shares of Euroseas common stock for each share of Cove common stock owned. Cove common stock is listed on the OTCBB and Cove has nominal operations.
     On the same day that the Company executed the Merger Agreement, it also raised approximately $21 million in gross proceeds from a private placement transaction (the “Private Placement”) of its securities to a number of institutional and accredited investors. In the Private Placement, the Company issued 7,026,993 shares of common stock at a price of $3.00 per share, as well as warrants to purchase an additional 1,756,743 shares of common stock. Pursuant to the terms of the Private Placement documents, the Company agreed to register the re-sale of the common stock issued in the Private Placement and the common stock underlying the warrants issued in the Private Placement. The Company has filed a separate registration statement under Form F-1 with respect to the re-sale of these shares. We refer you to that registration statement for further information.
     After giving effect to the shares issued in the Private Placement and the Merger, Friends will continue to own approximately 78.6% of the Company’s shares on a fully diluted basis.

U.S. Securities and Exchange Commission
October 19, 2005

     If you have any questions or comments concerning the enclosed, please feel free to telephone me at (212) 574-1206, or my associate, Craig Sklar, at (212) 574-1386.

Very truly yours, SEWARD & KISSEL LLP By /s/ Lawrence Rutkowski Lawrence Rutkowski Partner

Enclosure